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                                                                   Exhibit 10.26



LANDLORD:                       Blackthorn Area Partners
TENANT:                         Wells Electronics, Inc.


                                LEASE AMENDMENT
                                ---------------

This lease amendment dated May 16, 1997 by and between Blackthorn Area Partners (Landlord) and Wells Electronics, Inc. (Tenant) hereby extends all terms and conditions of an original lease agreement dated September 21, 1995 by and between the Landlord and Tenant for leased space located at 52940 Olive Road, South Bend, Indiana, with the following changes as shown:

1. Landlord shall construct an additional parking lot north of existing building, approximately 65' x 220' containing forty-eight (48) parking spaces.

2.    Rent shall be changed effective June 1, 1997 as follows:

      Increase in monthly rent per Paragraph 4 from $23,666.67 per month to $24,041.67.


All other terms and conditions to remain in effect per the original lease agreement.

This Agreement hereby accepted this 21st day of MAY, 1997.

Landlord:
Blackthorn Area Partners


By: /s/ John T. Phair
   --------------------
        John T. Phair
        General Partner

Tenant:
Wells Electronics, Inc.

By: /s/ Richard J. Mullin
    ---------------------
        Richard J. Mullin
        President